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EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to, and solely for purposes of, 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002), each of the undersigned hereby certifies in the capacity and on the date indicated below that:

  1.
  The Annual Report of Cache, Inc. on Form 10-K for the period ending December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cache, Inc.

/s/ THOMAS E. REINCKENS Thomas E. Reinckens Chairman and Chief Executive Officer	March 29, 2012
/s/ MARGARET J. FEENEY Margaret J. Feeney Executive Vice President, Chief Financial Officer and Principal Accounting Officer	March 29, 2012

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  EXHIBIT 32.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002